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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That each of the undersigned directors of THE KROGER CO. (the "Company") hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands as of the 31st day of March, 2000.

(John L. Clendenin)                     (Bruce Karatz)
 John L. Clendenin                       Bruce Karatz

(Katherine D. Ortega)                   (Robert D. Beyer)
 Katherine D. Ortega                     Robert D. Beyer

(T. Ballard Morton, Jr.)                (John T. LaMacchia)
 T. Ballard Morton, Jr.                  John T. LaMacchia

(Steven R. Rogel)                       (Carlton J. Jenkins)
 Steven R. Rogel                         Carlton J. Jenkins

(Ronald W. Burkle)                      (Reuben V. Anderson)
 Ronald W. Burkle                        Reuben V. Anderson

(Joseph A. Pichler)                     (Clyde R. Moore)
 Joseph A. Pichler                       Clyde R. Moore

(David B. Dillon)                       (Bobby S. Shackouls)
 David B. Dillon                         Bobby S. Shackouls

(Thomas H. O'Leary)
 Thomas H. O'Leary

(James D. Woods)
 James D. Woods
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                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned officer of THE KROGER CO. (the "Company") does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.



                                             March 31, 2000
(J. Michael Schlotman)
J. Michael Schlotman
Group Vice President &
Chief Financial Officer
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                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned officer of THE KROGER CO. (the "Company") does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.



(Joseph A. Pichler)                                         March 31, 2000
Joseph A. Pichler
Chief Executive Officer
and Director
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                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned officer of THE KROGER CO. (the "Company") does hereby severally make, constitute and appoint Paul W. Heldman and Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company's annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable The Kroger Co. to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.



(M. Elizabeth Van Oflen)                                   March 31, 2000
M. Elizabeth Van Oflen
Vice President, Corporate Controller
and Principal Accounting Officer